=====================================================================

          ------------------------------------------

                        HYPERION 2005

                          INVESTMENT

                            GRADE

                         OPPORTUNITY

                          TERM TRUST

  -------------------------------------------------------------

  =====================================================================

                        Annual Report
  ---------------------------------------------------------------------

                      December 31, 1998





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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor

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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor

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      February 19, 1999

Dear Shareholder:

We welcome this opportunity to provide you with information about Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust") for its fiscal year ended December 31, 1998, and to share our outlook for the rest of the Trust's fiscal year. The Trust's shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HTO".

Description of the Trust

The Trust is a closed-end investment company whose investment objectives are to attempt to provide a high level of current income consistent with investing only in investment grade securities and to attempt to return $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. The Trust pursues these investment objectives by investing in a portfolio primarily of mortgage-backed securities issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities, or rated in one of the four highest rating categories by a nationally recognized rating agency (e.g., Standard & Poor's Corporation or Fitch Investors Service, L.P.) at the time of the investment. No assurance can be given that the Trust's investment objectives will be achieved.

Market Environment

This past year was a very challenging period for the markets. The problems in the global economy caused volatility in both the fixed income and equity markets. Prices on U.S. Treasuries increased, but other sectors of the market did not fare as well. Prices on mortgage-backed securities ("MBS") increased in general, but to a lesser amount than anticipated as prepayment risk increased. Credit related securities like corporate bonds also lagged, due to credit concerns and fear of an economic recession.

Two seemingly contradictory events needed to take place before any semblance of order could be restored to the markets. First, there had to be a significant deleveraging of portfolios; and, second, there had to be a reassertion of economic leadership on the part of both the U.S. and foreign governments. Surprisingly, both of these occurred in the fourth quarter. The deleveraging of portfolios occurred as a result of the implementation of stricter lending standards for all types of companies and portfolios. This forced these institutions to sell securities into the market and reduce market risk. Similarly, the lowering of administered interest rates by both the U.S. Federal Reserve Bank and its European counterparts clearly demonstrated a commitment to maintain the positive forward movement of these respective economies. Over the period, the Federal Funds rate dropped by 75 basis points.

By the end of the year, the fixed income markets appeared to be more sound. The "flight-to-quality" subsided, interest rates reversed some of their decline but, more importantly, corporate bonds and MBS began to recover their performance. Below is a chart showing the changes in interest rates and yield spreads for various sectors of the fixed income market.


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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Report of the Investment Advisor

-------------------------------------------------------------------------------

Graph: The Graph depicts the differences in yield spreads between the GNMA current coupon, 10 year Treasury, 2 year Treasury, and AAA Corporates for the period between September 30, 1998 and December 30, 1998.


We believe that the fixed income market will reverse course in 1999. We expect interest rates to increase slightly during the year. This is primarily due to the continued strength of the U.S. economy. For the last 18 months, the U.S. economy has been an oasis of prosperity in the global community. The problems in Asia, Russia and Latin America have failed to slow the U.S. economy. Weakness in manufacturing and other export-dependent companies has been more than compensated for in other areas, such as high-technology, bio-technology and internet-oriented companies.

We target a 5.5% to 6.0% yield level on 30-year U.S. Treasury Bonds in 1999. This interest rate environment should be favorable for MBS, as higher interest rates should reduce prepayment risk. The market environment should also be supportive of credit-related securities, as the strength of the economy should keep credit problems at a minimum.

Portfolio Strategy and Performance

The securities in the portfolio have been affected by two opposing forces in the past several months. On the one hand, interest rates on U.S. Treasury securities have fallen, which is generally positive for bond prices. On the other hand, prepayment and credit risk premiums increased. The resulting impact on the portfolio is that the prices on the portfolio holdings increased, but lagged the price increase of U.S. Treasuries.

The changes to the portfolio over the last six months represent moderate responses to market conditions. As interest rates moved lower, we sought to enhance the performance of the portfolio by shifting approximately one-fifth of the core agency mortgage holdings into similar securities with lower coupons and structural prepayment protection. In addition, we took advantage of wider yield spreads by making small increases in our allocations to credit-sensitive sectors.

Overall, the portfolio's allocation to subordinated residential MBS and commercial MBS increased slightly during the period. Currently, over 77% of the holdings are targeted to the stated maturity of the Trust. As of the end of December, the Trust, inclusive of leverage, had an average duration (duration measures a bond portfolio's price sensitivity to interest rates) of 6.9 years; the core (non-levered) assets had a duration of 4.8 years.

The Trust's total return for the twelve month period ending December 31, 1998 was 6.76%. Total return is computed based upon the change in net asset value ("NAV") of the Trust's shares and includes reinvestment of dividends. The current monthly dividend the Trust pays its shareholders is $0.04583 per share. The current yield of 6.38% on shares of the Trust is based on the NYSE closing price of $8.6250 on December 31, 1998.

During the year ended December 31, 1998 the Trust continued its share repurchase program. This repurchase program allows the Trust to purchase and retire shares of the Trust in the open marketplace. Such transactions are made when the share price of the Trust is significantly below the Trust's NAV. From January 1, 1998 through and including December 31, 1998, the Trust has repurchased and retired 261,200 shares, capturing $0.0159 in additional NAV per share, or $271,848 in an actual dollar amount for shareholders. From the inception of the Trust through and including December 31, 1998, the Trust has repurchased 4,605,000 shares, or approximately 21.21% of the Trust's original outstanding common shares capturing $0.3170 in additional NAV per share.


The chart that follows shows the allocation of the Trust's holdings by asset category on December 31, 1998.

   HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM
                     TRUST, INC.
    Portfolio Of Investments As Of December 31, 1998*




continued   support.   As  always,  we  welcome  your
questions   and   comments,   and  encourage  you  to
contact our Shareholder Services Representatives at 1-800-HYPERION.


Sincerely,



ANDREW M. CARTER                         CLIFFORD E. LAI
Director and Chairman of the Board       President
Hyperion 2005 Investment Grade           Hyperion 2005 Investment Grade
Opportunity Term Trust, Inc.             Opportunity Term Trust, Inc.
Chairman and Chief Executive Officer,    President and Chief Investment Officer,
Hyperion Capital Management, Inc.        Hyperion Capital Management, Inc.


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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Portfolio of Investments                                                                      Principal
December 31, 1998                                                Interest                       Amount              Value
                                                                  Rate        Maturity          (000s)             (Note 2)
---------------------------------------------------------------------------------------------------------------------------------

U.S. GOVERNMENT & AGENCY OBLIGATIONS - 104.3%
U.S. Government Agency Collateralized Mortgage Obligations (REMICs) - 104.3%
Federal Home Loan Mortgage Corporation (FHLMC)
    Series 2018,  Class PB                                        6.00   %    05/15/20           $ 10,000 @         $ 10,000,700
    Series 2029, Class PB                                         6.00        02/15/22             37,141 @           37,093,831
    Series 2021, Class PT                                         6.00        06/15/22             39,140 @           39,152,329
    Series 2052, Class PG                                         6.25        02/15/23             17,955             18,036,516
    Series 2064, Class PM                                         6.25        10/15/22             17,000             17,055,590
    Series 1676, Class H                                          6.50        10/15/22             12,389             12,633,035
    Series 1671,  Class G                                         6.50        08/15/23              8,000              8,158,527
                                                                                                             --------------------
                                                                                                                     142,130,528
                                                                                                             --------------------
Federal National Mortgage Association (FNMA)
    Series 1998-44, Class QE                                      6.00        04/18/21              5,000              4,869,400
    Series 1998-27, Class PC                                      6.00        12/18/20             10,000              9,936,800
    Series 1998-36, Class PM                                      6.25        11/18/22             16,300             16,383,582
                                                                                                             --------------------
                                                                                                                      31,189,782
                                                                                                             --------------------

Total U.S. Government Agency Collateralized Mortgage Obligations (REMICs)
      ( Cost$-173,161,856)                                                                                           173,320,310
                                                                                                             --------------------

---------------------------------------------------------------------------------------------------------------------------------

ASSET-BACKED SECURITIES - 12.8%

Midland Receivables*
    Series 1998-1                                                 8.63        12/15/03              3,000              3,000,000
                                                                                                             --------------------

The Money Store
    Series 1996-B, Class A8                                       7.91        05/15/24              3,000              3,161,893
    Series 1998-A, Class AH1                                      6.36        07/15/07              2,281              2,284,252
                                                                                                             --------------------
                                                                                                             --------------------
                                                                                                                       5,446,145
                                                                                                             --------------------

Standard Credit Card Master Trust
    Series 1994-2, Class B                                        7.50        04/07/08             11,900             12,843,982
                                                                                                             --------------------

Total Asset-Backed Securities
      ( Cost$-20,812,076 )                                                                                            21,290,127
                                                                                                             --------------------

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PRIVATE COLLATERALIZED MORTGAGE OBLIGATIONS - 22.5%

Commercial Mortgage Backed Securities - 15.4%
DLJ Mortgage Acceptance Corp. *
    Series 1997-CF2, Class CP (IO)                                1.36   +    11/15/04            125,000              8,339,875
    Series 1996-CF1, Class A1B                                    7.58        02/12/06              3,000              3,317,010
                                                                                                             --------------------
                                                                                                             --------------------
                                                                                                                      11,656,885
                                                                                                             --------------------

Norse Ltd.*
    Series 1A, Class A3                                           6.52        08/13/10             10,000             10,125,000
                                                                                                             --------------------

Resolution Trust Corporation
    Series 1992-C8, Class B                                       8.84        12/25/23              3,663              3,715,023
                                                                                                             --------------------

Total Commercial Mortgage Backed Securities
      ( Cost$-25,463,967 )                                                                                            25,496,908
                                                                                                             --------------------

Subordinated Collateralized Mortgage Obligations - 7.1%
Countrywide Home Loans
    Series 1996-1, Class B1                                       7.25        05/25/26              3,819              3,912,442
                                                                                                             --------------------

Subordinated Collateralized Mortgage Obligations - (continued)
Salomon Brothers Mortgage Securities VII
    Series 1997-HUD1, Class B1                                    7.75   %    12/25/30            $ 5,550            $ 5,577,707
    Series 1997-HUD1, Class B2                                    7.75        12/25/30              2,294              2,240,502
                                                                                                             --------------------
                                                                                                                       7,818,209
                                                                                                             --------------------

Total Subordinated Collateralized Mortgage Obligations
      ( Cost$-11,410,221 )                                                                                            11,730,651
                                                                                                             --------------------

Total Private Collateralized Mortgage Obligations
      ( Cost$-36,874,188 )                                                                                            37,227,559
                                                                                                             --------------------

--------------------------------------------------------------------------------

MUNICIPAL ZERO COUPON SECURITIES - 9.9%

Texas - 9.0%
Houston Texas Water & Sewer System
    Revenue Bond, AMBAC                                           4.16   (a)  12/01/06              5,000              3,611,990
San Antonio Texas, Electricity & Gas
    Revenue Bond, Series B, FGIC                                  4.21   (a)  02/01/07             10,000              7,146,340
Texas Municipal Power Agency
    Revenue Bond, AMBAC                                           4.09   (a)  09/01/05              5,490              4,194,047
                                                                                                             --------------------
                                                                                                                      14,952,377
                                                                                                             --------------------
West Virginia - 0.9%
West Virginia State Parkways Economic
    Development and Tourism Authority
    Revenue Bond, FGIC                                            4.26   (a)  05/15/05              1,975              1,510,719
                                                                                                             --------------------


Total Municipal Zero Coupon Securities
      ( Cost$-14,643,482 )                                                                                            16,463,096
                                                                                                             --------------------

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REPURCHASE AGREEMENT - 0.3%
Dated 12/31/98, with State Street Bank and Trust Company, 4.50%, due 1/4/99; proceeds: $577,289, collateralized by $590,000
  Federal Home Loan Mortgage Corporation, 4.950%, due 12/04/00, value: $593,064
      ( Cost - $ 577,000 )                                                                            577                577,000
                                                                                                             --------------------

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TOTAL INVESTMENTS - 149.8%
      ( Cost$-246,068,602)                                                                                           248,878,092

Liabilities in Excess of Other Assets - (49.8%)                                                                      (82,754,513)
                                                                                                             --------------------

NET ASSETS - 100.0%                                                                                                $ 166,123,579
                                                                                                             ====================

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

         (a)Zero Coupon Bonds.  Interest rate represents yield to maturity.
       @  - Portion of or entire principal amount delivered as collateral  to counterparty for reverse repurchase agreements.  (Note 5)
       +  - Variable Rate Security - Coupon rate is rate in effect as of
            December 31, 1998.
       * - Security exempt from registration under rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified buyers.
    AMBAC  -Insured by American Municipal Bond Assurance Corporation
    FGIC  - Insured by Financial Guaranty Insurance Company
      IO  - Interest Only Security-Interest rate and principal amount are based on the notional amount of the underlying mortgage pools.
    REMIC  -Real Estate Mortgage Investment Conduit

----------
See notes to financial statements.





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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Assets and Liabilities
December 31, 1998

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

Assets:
Investments, at value (cost $246,068,602) (Note 2)                      $              248,878,092
Cash                                                                                           896
Interest receivable                                                                      1,769,912
Prepaid insurance                                                                          111,692
                                                                        ---------------------------
          Total assets                                                                 250,760,592
                                                                        ---------------------------

Liabilities:
Reverse repurchase agreements (Note 5)                                                  83,434,000
Distribution payable                                                                       808,486
Interest payable (Note 5)                                                                  205,577
Investment advisory fee payable (Note 3)                                                    92,706
Administration fee payable (Note 3)                                                         22,804
Accrued expenses and other liabilities                                                      73,440
                                                                        ---------------------------
          Total liabilities                                                             84,637,013
                                                                        ---------------------------

Net Assets (equivalent to $9.71 per share based on
               17,105,673 shares issued and outstanding)                $              166,123,579
                                                                        ===========================

Composition of Net Assets:
Capital stock, at par ($.001) (Note 6)                                  $                   17,106
Additional paid-in capital (Note 6)                                                    165,975,232
Undistributed net investment income                                                      2,026,577
Accumulated net realized loss                                                           (4,704,826)
Net unrealized appreciation                                                              2,809,490
                                                                        ---------------------------
                                                                          =========================
Net assets applicable to capital stock outstanding                      $              166,123,579
                                                                        ===========================


See notes to financial statements.



--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Operations
For the Year Ended December 31, 1998

--------------------------------------------------------------------------------


Investment Income (Note 2):
         Interest                                                       $              15,587,636
                                                                        --------------------------

Expenses:
         Investment advisory fee (Note 3)                                               1,091,963
         Administration fee (Note 3)                                                      268,592
         Insurance                                                                        119,643
         Custodian                                                                         60,733
         Reports to shareholders                                                           50,414
         Directors' fees                                                                   45,216
         Accounting and tax services                                                       54,291
         Registration fees                                                                 24,010
         Transfer agency                                                                   27,238
         Legal                                                                             11,938
         Miscellaneous                                                                     20,841
                                                                        --------------------------
                  Total operating expenses                                              1,774,879
         Interest expense (Note 5)                                                      4,108,263
                                                                        --------------------------
                  Total expenses                                                        5,883,142
                                                                        --------------------------
         Net investment income                                                          9,704,494
                                                                        --------------------------

Realized and Unrealized Gain on Investment and Futures
         Transactions (Note 2 and 4)
Net realized gain on:
         Investment transactions                                                        6,474,733
         Futures transactions                                                             175,092
                                                                        --------------------------
                                                                        --------------------------
                                                                                        6,649,825
                                                                        --------------------------

Net change in unrealized appreciation on investments                                   (6,000,827)
                                                                        --------------------------
Net realized and unrealized gain on investment and
futures transactions                                                                      648,998
                                                                        --------------------------
Net increase in net assets resulting from operations                    $              10,353,492
                                                                        ==========================


See notes to financial statements.






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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statements of Changes in Net Assets                                                     For the Year              For the Year
                                                                                           Ended                      Ended
                                                                                     December 31, 1998          December 31, 1997
------------------------------------------------------------------------------------------------------------------------------------

Increase (Decrease) in Net Assets Resulting from Operations:
     Net investment income                                                      $              9,704,494   $             12,156,802
     Net realized gain on investment and futures transactions                                  6,649,825                  4,484,582
     Net change in unrealized appreciation on investment transactions                         (6,000,827)                 4,737,235
                                                                                -------------------------  -------------------------
     Net increase in net assets resulting from operations                                     10,353,492                 21,378,619
                                                                                -------------------------  -------------------------

Dividends to Shareholders (Note 2):
     Net investment income                                                                    (9,481,814)               (11,719,724)
                                                                                -------------------------     ----------------------

Capital Stock Transactions (Note 6):
     Cost of  Trust shares repurchased and retired                                            (2,268,023)               (29,807,365)
                                                                                -------------------------  -------------------------
               Total decrease in net assets                                                   (1,396,345)               (20,148,470)
                                                                                -------------------------  -------------------------

Net Assets:
     Beginning of period                                                                     167,519,924                187,668,394
                                                                                -------------------------     ----------------------
     End of period (including undistributed net investment income
          of  $2,026,577 and $1,803,897, respectively)                          $            166,123,579   $            167,519,924
                                                                                =========================     ======================

See notes to financial statements.

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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Statement of Cash Flows
For the Year Ended December 31, 1998

-------------------------------------------------------------------------------


Increase (Decrease) in Cash:

Cash flows provided by operating activities:
       Interest received (excluding net accretion of $753,933)                 $                14,850,413
       Interest expense paid                                                                    (4,004,800)
       Operating expenses paid                                                                  (1,661,585)
       Sale of short-term portfolio investments, net                                               153,000
       Purchase of long-term portfolio investments                                            (198,532,783)
       Proceeds from disposition of long-term portfolio
          investments and principal paydowns                                                   194,533,993
       Net cash provided by futures transactions                                                   175,092
                                                                               ----------------------------
       Net cash provided by operating activities                                                 5,513,330
                                                                               ----------------------------

Cash flows used for financing activities:
       Net cash provided by reverse repurchase agreements                                        6,160,000
       Cash used to repurchase and retire Trust shares                                          (2,268,023)
       Cash dividends paid                                                                      (9,510,295)
                                                                               ----------------------------
       Net cash used for financing activities                                                   (5,618,318)
                                                                               ----------------------------

Net decrease in cash                                                                              (104,988)
Cash at beginning of period                                                                        105,884
                                                                               ----------------------------
Cash at end of period                                                          $                       896
                                                                               ============================


Reconciliation of Net Increase in Net Assets Resulting from Operations to Net
  Cash Provided by Operating Activities:

Net increase in net assets resulting from operations                           $                 10,353,492
                                                                                ----------------------------
       Increase in investments                                                                  (11,083,199)
       Decrease in net unrealized appreciation on investments                                     6,000,827
       Decrease in interest and principal paydowns receivable                                        25,451
       Decrease in prepaid expenses and other assets                                                120,330
       Decrease in liabilities                                                                       96,429
                                                                                ----------------------------
               Total adjustments                                                                 (4,840,162)
                                                                                ----------------------------

Net cash provided by operating activities                                       $                 5,513,330
                                                                                ============================

See notes to financial statements.




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HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Financial Highlights                                                            For the Year Ended
                                                ------------------------------------------------------------------------------------
                                                December 31,      December 31,      December 31,     December 31,      December 31,
                                                    1998              1997              1996             1995              1994
------------------------------------------------------------------------------------------------------------------------------------

Per Share Operating Performance:
Net asset value, beginning of period         $          9.65   $          8.89   $          9.29   $          8.11  $          9.41
                                             ----------------  ----------------  ----------------  ----------------    -------------
Net investment income                                   0.56              0.65              0.67              0.63             0.80
Net realized and unrealized gains (losses)
     on investment, short sale, futures and
     option transactions                                0.03              0.47             (0.45)             1.22            (1.36)
                                             ----------------     -------------     -------------  ----------------    -------------
Net increase (decrease) in net asset value
     value resulting from operations                    0.59              1.12              0.22              1.86            (0.55)
                                             ----------------     -------------     -------------  ----------------    -------------
Net effect of shares repurchased                        0.02              0.25              0.01              0.01             0.01
Dividends from  net investment income                  (0.55)            (0.61)            (0.63)            (0.68)           (0.75)
                                             ----------------     -------------     -------------  ----------------    -------------
Net asset value, end of period               $          9.71   $          9.65   $          8.89   $          9.29  $          8.11
                                             ================  ================  ================  ================ ================
Market price, end of period                  $        8.6250   $        8.4375   $        7.5000   $        7.6250  $        7.0000
                                             ================  ================  ================  ================ ================

Total Investment Return +                              8.92%            20.69%             6.98%            19.10%          (10.63)%

Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000s)                    $166,124          $167,520          $187,668          $198,279         $173,504
Total operating expenses                               1.06%             1.05%             1.08%             1.08%            1.08%
Interest expense                                       2.45%             2.57%             2.37%             2.49%            1.90%
Total Expenses                                         3.51%             3.62%             3.45%             3.57%            2.98%
Net investment income                                  5.78%             6.87%             7.65%             7.14%            9.10%
Portfolio turnover rate                                  79%               90%              116%              163%             171%


+ Total investment return is computed based upon the New York Stock Exchange market price of the Trust's shares and excludes the effects of brokerage commissions.


See notes to financial statements.





-------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Notes to Financial Statements
December 31, 1998
-------------------------------------------------------------------------------



1.   The Trust

Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. (the "Trust"), which was incorporated under the laws of the State of Maryland on December 14, 1992, is registered under the Investment Company Act of 1940 (the "1940 Act") as a
diversified, closed-end management investment company. The Trust had no transactions until February 17, 1993, when it sold 10,673 shares of common stock for $100,006 to Hyperion Capital Management, Inc. (the "Advisor"). The Trust expects to distribute substantially all of its net assets on or shortly before November 30, 2005 and thereafter to terminate. The distribution and termination may require shareholder approval.

The Trust's investment objectives are to provide a high level of current income consistent with investing only in investment grade securities and to return at least $10.00 per share (the initial public offering price per share) to investors on or shortly before November 30, 2005. Investment grade securities are securities that are either (i) at the time of investment rated in one of the four highest rating categories of a nationally recognized rating agency (e.g., between AAA and BBB by Standard & Poor's Corporation and Fitch IBCA, Inc. or between Aaa and Baa by Moody's Investors Service, Inc.) or (ii) issued or guaranteed by the U.S. Government or one of its agencies or instrumentalities. No assurance can be given that the Trust's investment objectives will be achieved.

2.  Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, Trust securities are valued based upon the current bid price for long positions and the current offer price for short positions. The Trust values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Trust, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of the issuer.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Trust's basis in the contract.

The Trust invests in financial futures contracts to hedge the portfolio against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Trust may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Trust is at risk that it may not be able to close out a transaction because of an illiquid secondary market.

2. Significant Accounting Policies (continued)

Options Written or Purchased: The Trust may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Trust writes or purchases an option, an amount equal to the premium received or paid by the Trust is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Trust on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Trust has realized a gain or a loss on the investment transaction.

The Trust, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Trust purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Trust bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Trust may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Trust only will write call options on positions held in its portfolio. The risk in writing a put option is that the Trust may incur a loss if the market value of the underlying position decreases and the option is exercised. In addition, the Trust bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Securities  Transactions  and Investment  Income:  Securities  transactions  are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on certain securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Trust's intention to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Trust declares and pays dividends monthly from net investment income. Distributions of net realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from net investment income and realized gains recorded by the Trust for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Trust invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is defined as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase   Agreements:   The  Trust,   through  its custodian,   receives
delivery  of  the  underlying collateral,  the  market  value  of which at the time of  purchase  is  required  to be an  amount at least equal  to  the
resale   price,   including   accrued interest. The Advisor is responsible for
determining   that  the  value  of  these  underlying securities  is  sufficient
at  all  times.   If  the seller  defaults  and  the  value  of the  collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Trust may be delayed or limited.

3.  Investment  Advisory  Agreements  and  Affiliated Transactions

The Trust has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Trust's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of 0.65% of the Trust's average weekly net assets. During the year ended December 31, 1998, the Advisor accrued $1,091,963 in Advisory fees.

The Trust has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator has entered into a Sub-Administration agreement with Investors Capital Services, Inc. (the "Sub-Administrator"). The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Trust, including maintaining certain books and records of the Trust, preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Trust with administrative office facilities. For these services, the Trust pays to the Administrator a monthly fee at an annual rate of 0.17% of the first $100 million of the Trust's average weekly net assets, 0.145% of the next $150 million and 0.12% of any amounts above $250 million. During the year ended December 31, 1998, the Administrator accrued $268,592 in
Administration fees. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Trust are officers and/or directors of the Advisor, the Administrator and/or the Sub-Administrator.

4.  Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities and U.S. Government securities, for the year ended December 31, 1998 were $31,654,512 and $48,406,255, respectively. Purchases and sales of U.S. Government securities, for the year ended December 31, 1998, were $166,878,271 and $142,975,692, respectively. For purposes of this footnote, U.S. Government securities include securities issued by the U.S. Treasury, the Federal Home Loan Mortgage Corporation, the Federal National Mortgage Association, and the Government National Mortgage Association.

The federal income tax basis of the Trust's investments at December 31, 1998 was substantially the same for financial reporting. At December 31, 1998, the Trust had a capital loss carryforward of approximately $4,704,826, all of which expires in 2003, available to offset any future capital gains. During the year ended 1998, the Trust utilized $6,649,825 of capital loss carry forwards.

5.  Borrowings

The Trust may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Trust sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Trust unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Trust has established and maintained such an account for each of its reverse repurchase agreements. Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Trust may decline below the price of the securities the Trust has sold but is obligated to repurchase. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Trust's obligation to repurchase the securities, and the Trust's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

5.  Borrowings (continued)

At December 31, 1998, the Trust had the following reverse repurchase agreements outstanding:

                                                                Maturity in
                                                                 Zero to 30
                                                                    days
                              Maturity Amount...............      $83,724,700
                              --------------------------------
                              Market Value of Assets Sold
                              --------------------------------
                              Under Agreements............        $86,106,816
                              --------------------------------
                              Weighted Average Interest Rate            5.57%
                              --------------------------------

--------------------------------------------------------------------------------
The average daily balance of reverse repurchase agreements outstanding during the year ended December 31, 1998 was $73,199,381 at a weighted average interest rate of 5.61%. The maximum amount of reverse repurchase agreements outstanding at any time during the year was $79,897,000, as of November 10, 1998, which was 31.38% of total assets.

6.  Capital Stock

There are 75 million shares of $0.001 par value common stock authorized. Of the 17,105,673 shares outstanding at December 31, 1998, the Advisor owned 10,673 shares.

The Trust is continuing its stock repurchase program, whereby an amount of up to 30% of the outstanding common stock as of March 1998, or approximately 4.8 million shares, are authorized for repurchase. The purchase price may not exceed the then-current net asset value.

As of December 31, 1998, 4,605,000 shares have been repurchased pursuant to this program at a cost of $36,688,084 and an average discount of 13.20% from its net asset value. For the year ended December 31, 1998, 261,200 shares have been repurchased at a cost of $2,268,023 and an average discount of 11.03% from its net asset value. For the year ended December 31, 1997, 3,748,600 shares had been repurchased at a cost of $29,807,365, at an average discount of 13.22%. All shares repurchased have been, or will be, retired.

7.  Financial Instruments

The Trust regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options and futures contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

There was no written option activity for the year ended December 31, 1998.

There were no open futures contracts at December 31, 1998.

-------------------------------------------------------------------------------

                       PROXY RESULTS (unaudited)

--------------------------------------------------------------------------------

During the year ended December 31, 1998, Hyperion 2005 Investment Grade Opportunity Term Trust, Inc. shareholders voted on the following proposals at a shareholders meeting on April 21, 1998. The description of each proposal and number of shares voted are as follows:



-------------------------------------------------------------- ----------------------- --------------------- ---------------------

                                                                                           Shares Voted          Shares Voted
                                                                                               For            Without Authority
-------------------------------------------------------------- ----------------------- --------------------- ---------------------

1.   To elect the Trusts's Board of Directors:                 Rodman L. Drake            15,816,186                  175,949
                                                               Patricia A. Sloan          15,816,186                  175,949

                                                                    Shares Voted           Shares Voted          Shares Voted
                                                                        For                  Against               Abstain
2.   To select PricewaterhouseCoopers LLP
     as the Trust's independent accountants:                         15,731,565               75,929               184,640




-------------------------------------------------------------------------------

                       YEAR 2000 CHALLENGE (unaudited)

-------------------------------------------------------------------------------


The Trust could be adversely affected if computers used by the Trust's service providers do not properly process information dated January 1, 2000 and after. The Trust's service providers are taking steps to address Year 2000 risks with respect to computer systems on which the Trust depends. At this time, however, there can be no assurance that these steps will be sufficient to avoid any adverse impact on the Trust.

-------------------------------------------------------------------------------

                         DIVIDEND REINVESTMENT PLAN
-------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Trust pursuant to which they may elect to have all dividends and distributions of capital gains automatically reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Trust's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, payable in cash, the participants in the Plan will receive the equivalent amount in Trust shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution). The Plan Agent will, as agent for the participants, use the amount otherwise payable as a dividend to participants to buy shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price increases, the average per share purchase price paid by the Plan Agent may exceed the market price of the shares at the time the dividend or other distribution was declared. Share purchases under the Plan may have the effect of increasing demand for the Trust's shares in the secondary market.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Trust, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-426-5523.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.



--------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Selected Quarterly Financial Data
(unaudited)

-----------------------------------------------------------------------------------------------------------------------------------
HYPERION 2005 INVESTMENT GRADE OPPORTUNITY TERM TRUST, INC.
Selected Quarterly Financial Data
(unaudited)

-----------------------------------------------------------------------------------------------------------------------------------
                                                       Net realized and
                                                       unrealized gains
                                                           (losses) on          Net increase
                                                       investment, short      (decrease) in net
                                  Net investment        sale, futures and   assets resulting from     Dividends and
                                      income           option transactions        operations          distributions     Share price
                                  ----------------  ------------------------ --------------------  -------------------  ------------
                      Total
Quarter ended         income        Amount  Per share   Amount  Per share   Amount     Per share   Amount  Per share  High    Low
------------------------------------------------------------------------------------------------------------------------------------
March 1, 1993*
to March 31, 1999  $91,098,287  $   937,481  0.04  $   309,743 $  0.01 $  1,247,224 $  0.05   $     0     $  0.00  $ 10 1/8 $ 9 7/8

June 30, 1993        4,763,551    3,832,812  0.18    2,686,112    0.12    6,518,924    0.30     (4,344,306) (0.20)      10    8 7/8

September 30, 1993   5,272,115    4,111,430  0.19    2,755,490    0.13    6,866,920    0.32     (4,342,104) (0.20)   9 3/8        9

December 31, 1993    5,832,414    4,539,300  0.21   (4,723,850)  (0.22)   (184,550)   (0.01)    (4,068,685) (0.19)   9 1/4    8 3/8

March 31, 1994       5,795,794    4,558,085  0.21   (6,888,543)  (0.32)   (2,330,458) (0.11)    (4,058,269) (0.19)   8 7/8       8

June 30, 1994        5,902,772    4,616,386  0.22   (9,012,124)  (0.40)   (4,395,738) (0.18)    (4,042,754) (0.19)   8 1/4   7  5/8

September 30, 1994   5,406,620    3,968,134  0.18   (5,830,890)  (0.28)   (1,862,756) (0.09)    (4,029,318) (0.19)       8    7 1/4

December 31, 1994    5,679,863    4,021,909  0.19   (7,726,469)  (0.36)   (3,704,560) (0.17)    (4,005,735) (0.18)   7 3/8    6 3/4

March 31, 1995       4,717,982    3,413,100  0.16   (7,036,248)  (0.33)   (3,623,148) (0.17)    (3,745,737) (0.17)   7 3/8        7

June 30, 1995        4,968,099    3,310,058  0.15   25,633,344    1.20    28,943,402   1.35     (3,745,744) (0.18)       8    7 1/8

September 30, 1995   5,181,587    3,333,022  0.16     211,662     0.01    3,544,684    0.17     (3,476,446) (0.17)   7 7/8    7 1/8

December 31, 1995    5,193,154    3,310,034  0.16    7,524,854    0.35    10,834,888   0.51     (3,471,766) (0.16)   7 7/8    7 1/2

March 31, 1996       5,275,950    3,476,418  0.16  (11,839,891)  (0.55)   (8,363,473) (0.39)    (3,463,398) (0.16)   8 1/8    7 1/2

June 30, 1996        5,518,159    4,034,887  0.19   (5,449,440)  (0.26)   (1,414,553) (0.07)    (3,461,523) (0.16)   7 5/8        7

September 30, 1996   5,009,905    3,498,254  0.17    1,735,438    0.08    5,233,692    0.25     (3,372,722) (0.16)   7 1/2        7

December 31, 1996    4,837,691    3,223,188  0.15    5,884,661    0.28    9,107,849    0.43     (3,189,172) (0.15)   7 5/8    7 1/8

March 31, 1997       4,907,167    3,352,714  0.16   (5,602,253)  (0.27)   (2,249,539) (0.09)    (3,148,487) (0.15)   7 5/8    7 1/4

June 30, 1997        4,763,200    3,189,643  0.17    6,820,791    0.33    10,010,434   0.50     (2,741,237) (0.14)   7 7/8    7 3/8

September 30, 1997   4,580,480    2,930,078  0.17    4,744,476    0.24    7,674,554    0.41     (2,598,475) (0.14)   8 1/4    7 3/4

December 31, 1997    4,313,961    2,684,367  0.15    3,258,803    0.17    5,943,170    0.32     (3,231,525) (0.18)   8 9/16   8 1/8

March 31, 1998       3,728,657    2,473,861  0.16   (1,597,782)  (0.09)    876,079     0.07     (1,588,639) (0.11)   8 7/8    8 3/8

June 30, 1998        3,793,788    2,356,315  0.17    1,736,719    0.09    4,093,034    0.26     (2,378,768) (0.16)   8 9/16  8  5/16

September 30, 1998   3,882,244    2,289,557  0.13    4,602,359    0.27    6,891,916    0.40     (2,370,194) (0.14)   8  7/16 8 13/16

December 31, 1998    4,182,947    2,584,761  0.10   (4,092,298)  (0.24)   (1,507,537) (0.14)    (3,144,213) (0.14)   8 15/16 8  9/16


*  Commencement of investment operations.

-------------------------------------------------------------------------------

INVESTMENT ADVISOR AND ADMINISTRATOR         CUSTODIAN

HYPERION CAPITAL MANAGEMENT, INC.            STATE STREET BANK AND TRUST COMPANY
One Liberty Plaza                            225 Franklin Street
165 Broadway, 36th Floor                     Boston, Massachusetts  02116
New York, New York  10006-1404
For General Information about the Trust:     INDEPENDENT ACCOUNTANTS
(800) HYPERION
                                             PRICEWATERHOUSECOOPERS LLP
TRANSFER AGENT                               1177 Avenue of the Americas
                                             New York, New York  10036
BOSTON EQUISERVE L.P.
Investor Relations Department                LEGAL COUNSEL
P.O. Box 8200
Boston, Massachusetts 02266-8200             SULLIVAN & WORCESTER LLP
For Shareholder Services:                    1025 Connecticut Avenue, N.W.
(800) 426-5523                               Washington, D.C.  20036

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Trust may purchase its shares in the open market at prevailing market prices.





-------------------------------------------------------------------------------
Officers & Directors
-------------------------------------------------------------------------------

Andrew M. Carter
Chairman

Lewis S. Ranieri
Director

Robert F. Birch*
Director

Rodman L. Drake*
Director

Harry E. Petersen, Jr.*
Director

Leo M. Walsh, Jr.*
Director

Kenneth C. Weiss
Director

Garth Marston
Director Emeritus

Patricia A. Sloan
Director & Secretary

Clifford E. Lai
President

John H. Dolan
Vice President

Patricia A. Botta
Vice President

Thomas F. Doodian
Treasurer

* Audit Committee Members

--------------------------------
        HYPERION
--------------------------------

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Trust shares.

Hyperion 2005 Investment Grade Opportunity
                           Term Trust, Inc.
                          One Liberty Plaza
                      165 Broadway, 36th Floor
                      New York, NY  10006-1404